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                                                                   Exhibit 20.1
                                                                   Page 1 of 6


                 MONTHLY SERVICER AND SETTLEMENT CERTIFICATE #45

                            DEALER NOTE MASTER TRUST


                              CLASS A, DEALER NOTE
                            ASSET BACKED CERTIFICATES
                                  SERIES 1995-1


Under the Series 1995-1 Supplement dated as of June 8, 1995 (the "Supplement") by and among Navistar Financial Corporation, ("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments to Series 1995-1 Certificateholders as well as the performance of the Master Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of May 25, 1999, the Transfer Date of May 24, 1999 and with respect to the performance of the Master Trust during the Due Period ended on April 30, 1999 and the Distribution Period ended May 24, 1999 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

       1.    NFC is Servicer under the Agreement.

       2.    The undersigned is a Servicing Officer

       3.    Master Trust Information:

       3.1   The amount of the Advance, if any,
             for the Due Period                                     $329,487.05

       3.2   The amount of NITC Finance Charges
             for the Due Period                                   $4,454,454.18

       3.3   The average daily balance of Dealer Notes
             outstanding during the Due Period                $1,080,590,070.94

       3.4   The total amount of Advance Reimbursements
             for the Due Period                                           $0.00

       3.5   The aggregate principal amount of Dealer
             Notes repaid during the Due Period                 $330,183,264.78

       3.6   The  aggregate  principal  amount of Dealer
             Notes  purchased by the Master Trust during
             the Due Period                                     $367,144,776.55

       3.7   The amount of the Servicing Fee for the
             Due Period                                             $917,152.60

       3.8   The average daily Master Trust Seller's
             Interest during the Due Period                     $480,590,070.94



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                                                                   Exhibit 20.1
                                                                   Page 2 of 6


       3.9   The Master Trust Seller's Interest as of the
             Distribution  Date (after giving effect to
             the  transactions set forth in Article IV
             of the Supplement)                                 $500,473,074.11

       3.10  The aggregate amount of Collections for
             the Due Period                                     $337,998,853.39

       3.11  The aggregate amount of Finance Charge
             Collections for the Due Period                       $7,815,588.61

       3.12  The aggregate amount of Principal
             Collections for the Due Period                     $330,183,264.78

       3.13  The amount of Dealer Note Losses
             for the Due Period                                           $0.00

       3.14  The aggregate amount of Dealer Notes
             as of the last day of the Due Period             $1,100,473,074.11

       3.15  The  aggregate  amount of funds on
             deposit in the Excess Funding Accoun
             as of the end of the last day of the Due
             Period (after giving effect to the trans-
             actions set forth in Article IV of the
             Supplement and Article IV of the Agreement                   $0.00

       3.16  Eligible Investments in the Excess Funding Account:

             a.  The aggregate amount of funds invested
                 in Eligible Investments                                  $0.00

             b.  Description of each Eligible Investment                  $0.00

             c.  The rate of interest applicable to each
                 such Eligible Investment                                 0.00%

             d.  The rating of each such Eligible Investment              $0.00

       3.17  The aggregate amount of Dealer Notes issued
             to finance OEM Vehicles, as of the end of
             the Due Period                                      $17,771,363.50

       3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period.
             i)       Prairie International Trucks
             ii)      Freund Equipment Inc.
             iii)     Hoglund Bus Company, Inc.
             iv)      Southland International Trucks
             v)       Rechtien International Trucks

       3.19  Aggregate amount of delinquent principal payments
             (past due greater than 30 days) as a percentage
             of the total principal amount outstanding, as of
             the end of the Due Period                                    0.09%



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                                                                   Exhibit 20.1
                                                                   Page 3 of 6


       4.0   Series 1995-1 Information

       4.1   The Deficiency Amount as of the Transfer Date
             (after  giving effect to the transactions
             set forth in Article IV of the Supplement)                   $0.00

       4.2a  The Maximum Subordinated Amount as of the
             Transfer  Date (after giving effect to the
             transactions set forth in Article IV of
             the Supplement)                                     $31,000,000.00

       4.2b  The Available Subordinated Amount as of the
             Transfer Date (after giving effect to the
             transactions set forth in Article IV of the
             Supplement)                                         $31,000,000.00

       4.3   The Projected Spread for the following
             Distribution Period                                  $2,500,000.00

       4.4   The amount on deposit in the Spread Account
             as of the Transfer Date (after giving effect
             to the transactions set forth in Article IV
             of the Supplement)                                   $2,500,000.00

       4.5   The aggregate amount on deposit in the Liquidity
             Reserve Account as of the Transfer Date (after
             giving effect to the  transactions set forth in
             Article IV of the Supplement                                 $0.00

       4.6   The aggregate amount on deposit in the
             Negative Carry Reserve Fund as of the Transfer
             Date (after giving effect to the transactions
             set forth in Article IV of the Supplement)                   $0.00

       4.7   The Invested Amount as of the Distribution
             Date (after giving effect to the transactions
             set forth in Article IV of the Supplement and
             to the payments made on the Distribution
             Date)                                              $200,000,000.00

       4.8   The amount of Series Allocable Dealer Notes
             Losses for the Due Period                                    $0.00

       4.9   The amount of Series Allocable Finance Charge
             Collections for the Due Period                       $2,651,829.22

       4.10  The amount of Series Allocable Principal
             Collections for the Due Period                     $112,031,181.74

       4.11  The amount of Series Principal Account
             Losses for the Due Period                                    $0.00

       4.12  The amount of Investor Dealer Note Losses
             for the Due Period                                           $0.00

       4.13  The amount of Investor Finance Charge
             Collections for the Due Period                       $1,420,319.73


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                                                                   Exhibit 20.1
                                                                   Page 4 of 6


       4.14  The amount of Investor Principal
             Collections for the Due Period                      $60,003,900.94

       4.15  The amount of Available Certificateholder's
             Interest Collections for the Due Period              $1,440,958.66

       4.16  The amount of Series 1995-1 Shared Principal
             Collections for the Due Period                      $60,003,900.94

       4.17  The aggregate amount of the Series 1995-1
             Principal Shortfall, if any, for the Due
             Period                                                       $0.00

       4.18  The Seller's Percentage for the Due Period                  46.44%

       4.19  The Excess Seller's Percentage for the
             Due Period                                                  36.46%

       4.20  The aggregate amount of Seller's Principal
             Collections for the Due Period                      $52,027,280.80

       4.21  The amount of Available Seller's Finance Charge
             Collections for the Due Period                         $344,207.43

       4.22  The aggregate amount of Available Seller's
             Principal Collections for the Due Period            $11,180,711.94

       4.23  The aggregate amount of Excess Seller's
             Principal Collections for the Due Period            $40,846,568.86

       4.24  The Controlled Amortization Amount, if
             applicable, for the Due Period                               $0.00

       4.25  The Minimum  Series 1995-1 Master Trust
             Seller's Interest as of the Distribution
             Date (after giving effect to the transactions
             set forth in Article IV of the Supplement)          $43,252,700.78

       4.26  The Series 1995-1 Allocation Percentage
             for the Due Period                                          33.93%

       4.27  The Floating Allocation Percentage for the
             Due Period                                                  53.56%

       4.28  The Principal Allocation Percentage,
             if applicable, for the Due Period                            0.00%

       4.29  The total amount to be distributed on
             the Series 1995-1 Certificates on the
             Distribution Date                                    $1,006,844.63

       4.30  The total amount, if any, to be distributed
             on the Series 1995-1 Certificates on the
             Distribution Date allocable to the Invested Amount           $0.00

       4.31  The total amount,  if any, to be distributed
             on the Series 1995-1 Certificates on the
             Distribution Date allocable to interest on the
             Series 1995-1 Certificates                             $840,188.00

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                                                                   Exhibit 20.1
                                                                   Page 5 of 6


       4.32  The Draw Amount as of the Transfer Date                      $0.00

       4.33  The amount of Investor Charge-Offs as
             of the Transfer Date                                         $0.00

       4.34  The amount of reimbursement of Investor
             Charge-Offs as of the Transfer Date                          $0.00

       4.35  The amount of the Investor Servicing
             Fee to be paid on such Distribution Date               $166,656.63

       4.36  The  aggregate  amount of funds on deposit
             in the Negative Carry Reserve  Account as
             of the end of the last day of the Due Period
             (after giving effect to the payments and
             adjustments made pursuant to Article IV
             of the Supplement and of the Agreement)                      $0.00

       4.37  The aggregate  amount of funds on deposit in
             the Series Principal Account as of the end of
             the last day of the Due Period (after giving
             effect to the payments and adjustments made
             pursuant to Article IV of the Supplement and
             of the Agreement)                                            $0.00

       4.38  The aggregate amount of funds on deposit in
             the Spread Account as of the end of the last
             day of the Due Period (after giving effect
             to payments and adjustments made pursuant to
             Article IV of the Supplement and the Agreement)      $2,500,000.00

       4.39  Eligible Investments in the Series Principal Account:

             a.  The aggregate amount of funds invested
                 in Eligible Investments                                  $0.00

             b.  Description of each Eligible Investment                    N/A

             c.  The rate of interest applicable to each
                 such Eligible Investment                                   __%

             d.  The rating of each such Eligible Investment                N/A

       4.40  Eligible Investments in the Liquidity Reserve Account:

             a.  The aggregate amount of funds invested in
                 Eligible Investments                                     $0.00

             b.  Description of each Eligible Investment                    N/A

             c.  The rate of interest applicable to each
                 such  Eligible Investment                                  __%

             d.  The rating of each such Eligible Investment                N/A

       4.41  The amount of Excess Interest Collections for
             the Due Period                                         $434,114.04

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                                                                   Exhibit 20.1
                                                                   Page 6 of 6


       4.42  The amount of Investor Principal Collections
             treated as Shared Principal Collections for
             the Due Period                                      $60,003,900.94

       4.43  The amount of Excess Interest Collections
             for the Due Period allocated to other Series                 $0.00

       4.44  The amount of Investor Principal Collections
             treated as Shared Principal Collections for
             the Due Period allocated to Other Series                     $0.00

       4.45  The percentages and all other information
             calculated pursuant to Sections 6.01 and
             7.01 of the Supplement                                         N/A

       4.46  The amount of Remaining Available Seller's
             Principal Collections for the Due Period                     $0.00

       4.47  The amount of Series 1995-1 Shared Seller's
             Principal Collections for the Due Period            $52,027,280.80

       4.48  The aggregate amount of Shared Seller's
             Principal Collections from Other Series
             for the Due Period                                           $0.00

       4.49  The amount of all Shared Seller's Principal
             Collections allocated to Series 1995-1 for
             the Due Period                                               $0.00

       4.50  The aggregate amount of all Shared Seller's
             Principal Collections allocated to Other
             Series for the Due Period                                    $0.00

       4.51  The aggregate amount of all Early Distribution
             Amounts paid or deemed paid for the Distribution
             Period                                                       $0.00

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 10th day of May 1999.



                                        NAVISTAR FINANCIAL CORPORATION,
                                        As Servicer


                                        By:  R. Wayne Cain
                                        Vice President & Treasurer